                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

Reporting Person:             Victory Park Credit Opportunities, L.P.

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

VICTORY PARK CREDIT OPPORTUNITIES, L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: General Counsel

                             JOINT FILER INFORMATION

Reporting Person:             Victory Park Credit Opportunities Intermediate Fund, L.P.

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

VICTORY PARK CREDIT OPPORTUNITIES
INTERMEDIATE FUND, L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: General Counsel

                             JOINT FILER INFORMATION

Reporting Person:             VPC Fund II, L.P.

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

VPC FUND II, L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: General Counsel

                             JOINT FILER INFORMATION

Reporting Person:             VPC Intermediate Fund II (Cayman), L.P.

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

VPC INTERMEDIATE FUND II (CAYMAN), L.P.

By: Victory Park Capital Advisors, LLC, its investment manager

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: General Counsel

                             JOINT FILER INFORMATION

Reporting Person:             Victory Park GP, LLC

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

VICTORY PARK GP, LLC

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                             JOINT FILER INFORMATION

Reporting Person:             Victory Park GP II, LLC

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

VICTORY PARK GP II, LLC

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                             JOINT FILER INFORMATION

Reporting Person:             Jacob Capital, L.L.C.

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

JACOB CAPITAL, L.L.C.

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                             JOINT FILER INFORMATION

Reporting Person:             RNL VPC, LLC

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

RNL VPC, LLC

By: /s/ Scott Zemnick
    ------------------
Name: Scott Zemnick
Its: Attorney-in-Fact

                             JOINT FILER INFORMATION

Reporting Person:             Richard Levy

Address:                      c/o Victory Park Capital Advisors, LLC
                              227 West Monroe Street, Suite 3900
                              Chicago, Illinois 60606

Designated Filer:             Victory Park Capital Advisors, LLC

Issuer and Ticker Symbol:     Unigene Laboratories, Inc. [UGNE]

Relationship of Reporting     Director and 10% Owner
Person to Issuer:

Date of Event                 6/11/13
Requiring Statement:

/s/ Scott Zemnick
    --------------
Name: Scott Zemnick, as attorney in fact for Richard Levy pursuant to power of attorney dated March 19, 2010